Supplement Dated February 6, 2003
To the Prospectus of Vintage Mutual Funds, Inc.
Dated July 29, 2002

The Principal Investment Strategies section for the Limited Term Bond Fund should read as follows:

Principal Investment Strategies. The Fund invests primarily in a diversified portfolio of fixed-income securities, including corporate debt securities, U.S. Government securities, and mortgage-related securities. The Fund normally invests more than 65 percent of its net assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 1 to 4 years.

The Principal Investment Strategies section for the Bond Fund should read as follows:

Principal Investment Strategies. The Fund invests primarily in a diversified portfolio of fixed-income securities, including corporate debt securities, U.S. Government securities, and mortgage-related securities. The Fund normally invests more than 65 percent of its net assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.